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                                                                    EXHIBIT 23.1

                       [PRICEWATERHOUSECOOPERS LETTERHEAD]



March 28, 2003


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 33-81614) and the Registration Statements on Form S-3, as amended (Files Nos. 333-33237, 333-89767, 333-82106, 333-102225) of
Golden Star Resources Ltd. of our report dated March 19, 2003 relating to the consolidated financial statements, which appears in this Annual Report on Form 10-K.


/s/  PriceWaterhouseCoopers LLP

PriceWaterhouseCoopers LLP